Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Fresh Medical Laboratories Inc. (the “Company”) for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), I, Steven Eror, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.		The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.		The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 14, 2016	/s/ Steven Eror
Steven Eror
Principal Accounting Officer